                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2002
                                                           -------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


            Delaware                    333-82904                74-2440850
------------------------------    ---------------------    ---------------------
         (State or other               (Commission             (IRS Employer
         jurisdiction of               File Number)          Identification No.)
          incorporation)


               745 7th Avenue, 7th Floor
                   New York, New York                              10019
---------------------------------------------------       ----------------------
     (Address of principal executive offices)                    (Zip Code)



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.  Other Events.(1)

         Attached as an exhibit are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-11A (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement dated May 29, 2002 and a Prospectus dated March 22, 2002 (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-82904) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.










--------------------
(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

                    99.1     Computational Materials

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   STRUCTURED ASSET SECURITIES
                                                   CORPORATION


                                                   By: /s. Stanley P. Labanowski
                                                       -------------------------
                                                   Name: Stanley P. Labanowski
                                                   Title: Vice President




Date:  June 3, 2002

                                  EXHIBIT INDEX

Exhibit No.                        Description                          Page No.
-----------                        -----------                          --------

99.1                               Computational Materials

Lehman Brothers                                   Wed, 29 May 2002, 17:49:07 EDT
                                                         jelevine:SASC02-11A-GP2

                                  Yield Table

          5YR 6ML OFF SASC 02-11A PO PAYS PRO-RATA W/ AAA'S AFTER ROLL
                              Settle as of 05/30/02

--------------------------------------------------------------------------------
                            Bond Summary - Class 2A1
--------------------------------------------------------------------------------
            Fixed Coupon:       5.600
                Orig Bal:       95,350,000

                  Factor:       1.0000000
             Factor Date:       05/25/02       Next Pmt:     06/25/02
                   Delay:       24                Cusip:     G3
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                    8.00 CPR              9.00 CPR             10.00 CPR            25.00 CPR             40.00 CPR
-------------------------------------------------------------------------------------------------------------------------
     Price     Yield      Duration  Yield       Duration  Yield       Duration  Yield      Duration  Yield       Duration
-------------------------------------------------------------------------------------------------------------------------
     101-21+   4.867        2.55    4.812         2.38    4.759         2.25    4.759         2.25   4.759          2.25
     101-25+   4.819                4.761                 4.705                 4.705                4.705
     101-29+   4.771                4.710                 4.650                 4.650                4.650
     102-01+   4.724                4.659                 4.596                 4.596                4.596
     102-05+   4.676                4.608                 4.542                 4.542                4.542
     102-09+   4.628        2.56    4.557         2.39    4.488         2.26    4.488         2.26   4.488          2.26
     102-13+   4.581                4.506                 4.434                 4.434                4.434
-------------------------------------------------------------------------------------------------------------------------
  Average Life       2.867                 2.668                 2.501                 2.501                 2.501
   First Pay        06/25/02              06/25/02              06/25/02             06/25/02              06/25/02
   Last Pay         03/25/07              03/25/07              03/25/07             03/25/07              03/25/07
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                      45.00 CPR            50.00 CPR
------------------------------------------------------------
     Price     Yield       Duration  Yield      Duration
------------------------------------------------------------
     101-21+   4.691        2.09    4.596         1.90
     101-25+   4.633                4.531
     101-29+   4.574                4.467
     102-01+   4.516                4.403
     102-05+   4.458                4.339
     102-09+   4.400        2.10    4.276         1.91
     102-13+   4.342                4.212
------------------------------------------------------------
  Average Life         2.309                 2.085
   First Pay         06/25/02              06/25/02
   Last Pay          03/25/07              03/25/07
------------------------------------------------------------

----------------------------------------------------------------------------------------
Treasury Benchmarks       6Mo     2YR     3YR*    4YR*    5YR     7YR*      10YR    30YR
----------------------------------------------------------------------------------------
              Yield    1.9040  3.2350  3.6662  4.0667  4.4530  4.7446     5.1340  5.6620
             Coupon            3.3750                  4.3750             4.8750  5.3750
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Wed, 29 May 2002, 18:41:34 EDT
                                                         jelevine:SASC02-11A-GP2

                                  Yield Table

          5YR 6ML OFF SASC 02-11A PO PAYS PRO-RATA W/ AAA'S AFTER ROLL
                              Settle as of 05/30/02

--------------------------------------------------------------------------------
                            Bond Summary - Class 2A2
--------------------------------------------------------------------------------
            Fixed Coupon:       5.600
                Orig Bal:       100,000,000

                  Factor:       1.0000000
             Factor Date:       05/25/02       Next Pmt:     06/25/02
                   Delay:       24                Cusip:     G3
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                   10.00 CPR             15.00 CPR             20.00 CPR            25.00 CPR             30.00 CPR
-------------------------------------------------------------------------------------------------------------------------
     Price     Yield      Duration  Yield       Duration  Yield       Duration  Yield      Duration  Yield       Duration
-------------------------------------------------------------------------------------------------------------------------
      100-26   4.783        7.90    4.869         5.50    4.917         3.95    4.922         2.85   4.864          2.04
      100-30   4.768                4.846                 4.886                 4.879                4.804
      101-02   4.752                4.824                 4.855                 4.836                4.744
      101-06   4.736                4.802                 4.824                 4.793                4.683
      101-10   4.721                4.780                 4.793                 4.750                4.623
      101-14   4.705        7.93    4.757         5.53    4.762         3.98    4.707         2.88   4.564          2.06
      101-18   4.690                4.735                 4.731                 4.664                4.504
-------------------------------------------------------------------------------------------------------------------------
  Average Life       11.339                7.411                 5.049                 3.482                 2.380
   First Pay        06/25/02              06/25/02              06/25/02             06/25/02              06/25/02
   Last Pay         05/25/32              05/25/32              05/25/32             05/25/32              04/25/32
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                      40.00 CPR            50.00 CPR
------------------------------------------------------------
     Price     Yield       Duration  Yield      Duration
------------------------------------------------------------
      100-26   4.359        0.91    3.636         0.58
      100-30   4.223                3.425
      101-02   4.087                3.215
      101-06   3.952                3.005
      101-10   3.817                2.796
      101-14   3.683        0.91    2.588         0.59
      101-18   3.549                2.380
------------------------------------------------------------
  Average Life        0.958                 0.606
   First Pay        06/25/02              06/25/02
   Last Pay         07/25/21              12/25/03
------------------------------------------------------------

----------------------------------------------------------------------------------------
Treasury Benchmarks       6Mo     2YR     3YR*    4YR*    5YR     7YR*      10YR    30YR
----------------------------------------------------------------------------------------
              Yield    1.9040  3.2350   3.6662  4.0667 4.4530   4.7446    5.1340  5.6620
             Coupon            3.3750                  4.3750             4.8750  5.3750
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Wed, 29 May 2002, 17:45:38 EDT
                                                         jelevine:SASC02-11A-GP2

                                  Yield Table

          5YR 6ML OFF SASC 02-11A PO PAYS PRO-RATA W/ AAA'S AFTER ROLL
                              Settle as of 05/30/02

--------------------------------------------------------------------------------
                            Bond Summary - Class 2A3
--------------------------------------------------------------------------------
            Fixed Coupon:       5.600
                Orig Bal:       161,930,000

                  Factor:       1.0000000
             Factor Date:       05/25/02       Next Pmt:     06/25/02
                   Delay:       24                Cusip:     G3
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                   10.00 CPR             15.00 CPR             20.00 CPR            25.00 CPR             30.00 CPR
-------------------------------------------------------------------------------------------------------------------------
     Price     Yield      Duration  Yield       Duration  Yield       Duration  Yield      Duration  Yield       Duration
-------------------------------------------------------------------------------------------------------------------------
     100-31+   5.243        3.20    5.188         2.83    5.128         2.52    5.060         2.23   4.982          1.98
     101-03+   5.204                5.145                 5.079                 5.004                4.920
     101-07+   5.166                5.101                 5.030                 4.949                4.858
     101-11+   5.128                5.058                 4.981                 4.895                4.796
     101-15+   5.089                5.015                 4.933                 4.840                4.735
     101-19+   5.051        3.20    4.972         2.84    4.884         2.53    4.785         2.24   4.673          1.99
     101-23+   5.013                4.929                 4.836                 4.731                4.612
-------------------------------------------------------------------------------------------------------------------------
  Average Life       3.674                 3.231                 2.847                2.509                 2.208
   First Pay        06/25/02              06/25/02              06/25/02             06/25/02              06/25/02
   Last Pay         03/25/07              03/25/07              03/25/07             03/25/07              03/25/07
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                      40.00 CPR            50.00 CPR
------------------------------------------------------------
     Price     Yield       Duration  Yield      Duration
------------------------------------------------------------
     100-31+   4.797        1.56    4.562         1.23
     101-03+   4.718                4.462
     101-07+   4.639                4.363
     101-11+   4.561                4.263
     101-15+   4.483                4.164
     101-19+   4.405        1.57    4.065         1.24
     101-23+   4.327                3.967
------------------------------------------------------------
  Average Life       1.711                  1.328
   First Pay        06/25/02              06/25/02
   Last Pay         03/25/07              03/25/07
------------------------------------------------------------

----------------------------------------------------------------------------------------
Treasury Benchmarks       6Mo     2YR     3YR*    4YR*    5YR     7YR*      10YR    30YR
----------------------------------------------------------------------------------------
              Yield    1.9040  3.2350   3.6662  4.0667 4.4530   4.7446    5.1340  5.6620
             Coupon            3.3750                  4.3750             4.8750  5.3750
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Thu, 30 May 2002, 00:51:54 EDT
                                                         jelevine:SASC02-11A-GP3

                                  Yield Table

              GROUP 3:5 YR HYBRID 1YRLIBOR* ONLY SHIFTING INTEREST
                              Settle as of 05/30/02

--------------------------------------------------------------------------------
                            Bond Summary - Class 3A
--------------------------------------------------------------------------------
      Initial Coupon:       6.273                    Type:   Floater
            Orig Bal:       32,486,000
            Orig Not:       32,486,000            Formula:   (6m LIBOR)+156.45bp
              Factor:       1.0000000    Cap/Floor/Margin:   10.03/1.56/1.56
         Factor Date:       05/25/02             Next Pmt:   06/25/02
               Delay:       24                      Cusip:
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                   10.00 CPR             15.00 CPR             20.00 CPR            25.00 CPR             30.00 CPR
                  Libor6m 2.08          Libor6m 2.08          Libor6m 2.08         Libor6m 2.08          Libor6m 2.08
-------------------------------------------------------------------------------------------------------------------------
     Price     Yield      Duration  Yield       Duration  Yield       Duration  Yield      Duration  Yield       Duration
-------------------------------------------------------------------------------------------------------------------------
      102-00   5.531        3.03    5.440         2.71    5.337         2.42    5.222         2.16   5.090          1.93
      102-04   5.491                5.395                 5.287                 5.165                5.027
      102-08   5.451                5.350                 5.237                 5.109                4.964
      102-12   5.411                5.305                 5.187                 5.053                4.901
      102-16   5.371                5.260                 5.137                 4.997                4.839
      102-20   5.331        3.04    5.216         2.72    5.087         2.43    4.941         2.17   4.776          1.94
      102-24   5.291                5.171                 5.037                 4.885                4.714
-------------------------------------------------------------------------------------------------------------------------
  Average Life       3.509                 3.105                 2.751                2.436                 2.155
   First Pay        06/25/02              06/25/02              06/25/02             06/25/02              06/25/02
   Last Pay         12/25/06              12/25/06              12/25/06             12/25/06              12/25/06
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                      40.00 CPR            50.00 CPR
                     Libor6m 2.08         Libor6m 2.08
------------------------------------------------------------
     Price     Yield       Duration  Yield      Duration
------------------------------------------------------------
      102-00   4.773        1.54    4.366         1.22
      102-04   4.694                4.266
      102-08   4.615                4.167
      102-12   4.536                4.068
      102-16   4.458                3.969
      102-20   4.379        1.55    3.870         1.23
      102-24   4.301                3.772
------------------------------------------------------------
  Average Life       1.684                  1.313
   First Pay        06/25/02              06/25/02
   Last Pay         12/25/06              12/25/06
------------------------------------------------------------

----------------------------------------------------------------------------------------
Treasury Benchmarks       6Mo     2YR     3YR*    4YR*    5YR     7YR*      10YR    30YR
----------------------------------------------------------------------------------------
              Yield    1.6200  2.7180   3.203   3.6753 4.0660   4.4165    4.8340  5.3530
             Coupon            3.2500                  3.5000             5.0000  5.3750
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Wed, 29 May 2002, 18:36:51 EDT
                                                         jelevine:SASC02-11A-GP2

                                  Yield Table

                  GROUP 4:5/1S 1YR CMT* ONLY SHIFTING INTEREST
                              Settle as of 05/30/02

--------------------------------------------------------------------------------
                            Bond Summary - Class 4-A
--------------------------------------------------------------------------------
      Initial Coupon:       6.041                    Type:   Floater
            Orig Bal:       140,270,000
            Orig Not:       140,270,000           Formula:   (6m LIBOR)+156.45bp
              Factor:       1.0000000    Cap/Floor/Margin:   10.03/1.56/1.56
         Factor Date:       05/25/02             Next Pmt:   06/25/02
               Delay:       24                      Cusip:
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                   10.00 CPR             15.00 CPR             18.00 CPR            20.00 CPR             25.00 CPR
                  Libor6m 2.08          Libor6m 2.08          Libor6m 2.08         Libor6m 2.08          Libor6m 2.08
-------------------------------------------------------------------------------------------------------------------------
     Price     Yield      Duration  Yield       Duration  Yield       Duration  Yield      Duration  Yield       Duration
-------------------------------------------------------------------------------------------------------------------------
      101-15   5.503        3.08    5.430         2.74    5.381         2.56    5.348         2.44   5.255          2.18
      101-19   5.463                5.385                 5.334                 5.297                5.199
      101-23   5.424                5.340                 5.286                 5.247                5.143
      101-27   5.384                5.296                 5.238                 5.198                5.087
      101-31   5.344                5.251                 5.190                 5.148                5.031
      102-03   5.305        3.08    5.207         2.75    5.143         2.57    5.098         2.45   4.975          2.19
      102-07   5.265                5.162                 5.095                 5.048                4.920
-------------------------------------------------------------------------------------------------------------------------
  Average Life       3.552                 3.137                 2.914                2.775                 2.454
   First Pay        06/25/02              06/25/02              06/25/02             06/25/02              06/25/02
   Last Pay         01/25/00              01/25/07              01/25/07             01/25/07              01/25/07
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                      35.00 CPR            45.00 CPR
                     Libor6m 2.08         Libor6m 2.08
------------------------------------------------------------
     Price     Yield       Duration  Yield      Duration
------------------------------------------------------------
      101-15   5.033        1.73    4.751         1.37
      101-19   4.962                4.662
      101-23   4.891                4.573
      101-27   4.821                4.484
      101-31   4.751                4.395
      102-03   4.680        1.74    4.307         1.38
      102-07   4.610                4.219
------------------------------------------------------------
  Average Life       1.914                  1.492
   First Pay        06/25/02              06/25/02
   Last Pay         01/25/07              01/25/07
------------------------------------------------------------

----------------------------------------------------------------------------------------
Treasury Benchmarks       6Mo     2YR     3YR*    4YR*    5YR     7YR*      10YR    30YR
----------------------------------------------------------------------------------------
              Yield    1.6200  2.7180   3.2063  3.6753 4.0660   4.4165    4.8340  5.3530
             Coupon            3.2500                  3.5000             5.0000  5.3750
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 1